UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 3, 2007

U.S. FARMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27487	88-0350156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 Rosecrans Street, Suite C San Diego, California	92106
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 488-7775

Copies of Communications to:
Stoecklein Law Group
4695 MacArthur Court, 11th floor
Newport Beach, CA 92660
(949) 798-5541
Fax (949) 258-5112

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities

Subsequent to the March 31, 2007, U.S. Farms, Inc. (the “Registrant”) closed a series of transactions increasing the Registrant’s outstanding shares of common stock by more than 5%.  Between April 3, 2007 and May 31, 2007, the number of issued and outstanding shares of common stock increased from 24,823,610 to 37,714,457 shares, a 51% increase.

Private Placements

The following table summarizes the current offering that the Registrant has conducted and indicates the number of shares sold subsequent to March 31, 2007.  The Registrant believes the issuance of the shares and warrants described below were exempt from registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2) and/or Regulation D, Rule 506.  The shares and warrants were issued directly by the Registrant and did not involve a public offering or general solicitation.  The recipients of the shares and warrants were afforded an opportunity for effective access to files and records of the Registrant that contained the relevant information needed to make their investment decision, including our financial statements and 34 Act reports.  The Registrant reasonably believed that the recipients, immediately prior to granting the shares and warrants, had such knowledge and experience in the Registrant’s financial and business matters that they were capable of evaluating the merits and risks of their investment.  The recipients had the opportunity to speak with Registrant’s management on several occasions prior to their investment decision.

Date Range	Number of Shares Sold	Number of Warrants Sold	Number of Investors	Gross Proceeds	Sales Commissions	Warrant Exercise Price	Warrant Expiration Date
04/03/07- 05/31/07	6,736,400	6,736,400	88	$1,684,100	N/A	$0.50	11/28/09 (2)
04/03/07-05/31/07	1,936,000	1,936,000	31	$484,000	$72,600 Commission to Westcap (1)	$0.50	11/28/09 (2)

(1)

The shares were sold on behalf of the Registrant by Westcap Securities Inc. (the “Placement Agent”).  Pursuant to the agreement with the Placement Agent, the Registrant agreed to pay a 10% commission, 3% non-accountable expense allowance and 2% due diligence fee from the gross offering proceeds.  Further, the Placement Agent will receive 10% of the proceeds from the exercise of the Warrants and a consulting fee payable in common stock equal to 10% of gross offering proceeds.

(2)

The warrants can be redeemed by the Registrant at a price of $0.10 per warrant if:

a.

The Registrant gives notice of 30 days prior written notice and no earlier than 30 days from the effective date of the offering.

b.

If the Registrant’s closing price (last trade price) equals or exceeds $1.00 per share for the 10 consecutive days immediately preceding the date of notice (as quoted on the OTC:BB or any other successor exchange) then the warrant holder can exercise their warrants before the redemption date or accept the redemption price.

Services

Between April 3, 2007 and May 29, 2007, the Registrant issued 703,872 shares of its common stock to the following persons valued at $0.25 per share or $175,968 in exchange for consulting services rendered and to be rendered to the Registrant.

Name	Number of Shares	Value	Type of Services
Westcap Securities	224,400	$56,100	Placement Agent for Private Placement
Steven Barnes	300,000	$75,000	Consulting
Melvin Chazen	2,500	$625	Consulting
Partick Hickey	32,000	$8,000	Consulting
Rex Zinn	9,732	$2,433	Consulting
Richard Elmore	48,000	$12,000	Consulting
Sam Nucci	50,000	$12,500	Consulting
Dexter Allen	37,240	$9,310	Consulting

On May 27, 2007, the Registrant authorized the issuance of 200,000 shares (100,000 respectively) of its common stock pursuant to Sam Nucci and Iradjemr Shadfar for services performed.  The Registrant valued the shares at $0.25 per share.

Assets Purchases

On May 25, 2007, the Registrant issued 304,000 shares of its common stock to 3 persons in connection with the May 30, 2006 Asset Purchase Agreement between the Registrant and Phrixus Holdings, Inc.  The Registrant valued the shares at $0.25 per share or $76,000.

On May 27, 2007, the Registrant authorized the issuance of 70,000 shares of its common stock to 2 persons in connection with Asset Purchase Agreement with Sammy’s Produce.  The Registrant valued the shares at $0.25 per share.

The Registrant believes that the issuance of shares described under services and assets purchases above was exempt from registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2). The shares were issued directly by the Registrant and did not involve a public offering or general solicitation. The recipients of the shares were afforded an opportunity for effective access to files and records of the Registrant that contained the relevant information needed to make their investment decision, including our financial statements and 34 Act reports. The Registrant reasonably believed that the recipients, who are our consultants, employees, officers and/or directors, immediately prior to receiving the shares, had such knowledge and experience in our financial and business matters that they were capable of evaluating the merits and risks of their investment. The recipients had the opportunity to speak with our management on several occasions prior to their investment decision.

Promissory Notes

Between April 26, 2007 and May 30, 2007, the Registrant issued 1,105,575 shares of its common stock to the following persons who held convertible promissory notes for a total of approximately $276,394.

Name	Dollar Amount Converted	Number of Shares	Date of Conversion
Hallmark Southwest Corp	$101,943	407,772	April 26, 2007
Allen McKellips	$38,384	153,536	April 26, 2007
Edward Wieczorek	$11,670	46,680	May 3, 2007
Victor Gabourel	$7,768	31,072	May 3, 2007
Daniel Tran	$1,922	7,688	May 3, 2007
Sunny Ho	$3,294.25	13,177	May 3, 2007
Melvin Chazen	$10,300	41,200	May 3, 2007
James Horalek	$10,216.75	40,867	May 3, 2007
Joseph Male	$5,118,.25	20,473	May 3, 2007
Dexter Allen	$65,370	261,480	May 7, 2007
Jeffrey Martin	$1,418.75	5,675	May 25, 2007
Harlan Youngflesh	$18,988.75	75,955	May 30, 2007

The Registrant believes that the issuance of shares as a result of the promissory notes being converted was exempt from registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2). The shares were issued directly by the Registrant and did not involve a public offering or general solicitation. The recipients of the shares were afforded an opportunity for effective access to files and records of the Registrant that contained the relevant information needed to make their investment decision, including our financial statements and 34 Act reports. The Registrant reasonably believed that the recipients, who are our consultants, employees, officers and/or directors, immediately prior to receiving the shares, had such knowledge and experience in our financial and business matters that they were capable of evaluating the merits and risks of their investment. The recipients had the opportunity to speak with our management on several occasions prior to their investment decision.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

EXHIBITS

Exhibit Number	Description
4.4	Securities Purchase Agreement
4.5	Subscription Agreement
4.6	Securities Purchase Agreement with Westcap as the Placement Agent
4.7	Subscription Agreement in conjunction with Westcap offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Farms, Inc.

By: /s/ Yan K. Skwara

Date: June 11, 2007

      Yan K. Skwara, Chief Executive Officer